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                                                                   Exhibit 10.07

                              Guaranty Agreement

     This Agreement dated as of this 6th day of September, 1996, by the parties who have executed this Guaranty (such parties, along with any other parties who execute and deliver to the Agent hereinafter identified and defined an agreement in the form attached hereto as Exhibit A, being herein referred to collectively as the "Guarantors" and individually as a "Guarantor").

                             W i t n e s s e t h:

     Whereas, the Guarantors are subsidiaries or affiliates of either LaSalle Partners Limited Partnership, a Delaware limited partnership ("LPL") or LaSalle Partners Management Limited Partnership, a Delaware limited partnership ("LPML"; LPL and LPML are sometimes hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"); and

     Whereas, the Borrowers, Harris Trust and Savings Bank ("Harris"), individually and as agent (Harris acting as such agent and any successor or successors to Harris in such capacity being hereinafter referred to as the "Agent") and various other lenders have entered into a Credit Agreement dated as of even date herewith (such Credit Agreement as the same may from time to time hereafter be modified or amended being hereinafter referred to as the "Credit Agreement") pursuant to which Harris and other lenders which are now or which may from time to time hereafter become parties thereto (Harris and such other lenders being hereinafter referred to collectively as the "Lenders" and individually as a "Lender") have extended various credit facilities to the Borrowers (the Agent and the Lenders being hereinafter referred to collectively as the "Guaranteed Creditors" and individually as a "Guaranteed Creditor"); and

     Whereas, the interdependent nature of the businesses of each of the Guarantors and the Borrowers is such that the viability of each Guarantor is dependent upon the continued success of the Borrowers and upon the continuation of the Borrowers' business relationships with such Guarantor, and the continuation thereof necessitates the Borrowers' access to credit and other financial accommodations from the Lenders which the Lenders will only make available on the condition, among others, that the Guarantors execute and deliver this Guaranty; and

     Whereas, each Guarantor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Lenders to the Borrowers; and

     Now, therefore, for value received, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrowers by the Lenders from time to time, each Guarantor hereby makes the following representations and warranties to the Guaranteed Creditors and hereby covenants and agrees with the Guaranteed Creditors as follows:

     1. Each Guarantor hereby jointly and severally guarantees to the Guaranteed Creditors, the due and punctual payment of (i) any and all indebtedness, obligations and liabilities owing to the Guaranteed Creditors, and any of them, by either Borrower under or in connection with or evidenced by (w) the Credit Agreement or (x) all notes issued by either Borrower under the Credit Agreement and any and all notes issued in extension or renewal thereof or in substitution or replacement therefor (collectively, the "Notes") or (y) any instrument or document executed by a Borrower or Guarantor granting to the Agent a lien on


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and security interest in any personal property of a Borrower or Guarantor (the
"Collateral Documents,") or in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, (ii) the obligations of the Borrowers to reimburse the Guaranteed Creditors, and any of them, for the amount of all drawings on all letters of credit (the "Letters of Credit") issued for the account of the Borrowers pursuant to the Credit Agreement, and all other obligations of the Borrowers under any and all applications for such Letters of Credit (each an "Application"; the Notes, the Letters of Credit, the Credit Agreement, the Applications, the Collateral Documents and any guaranty or security agreement executed by another subsidiary or affiliate of either Borrower in connection with the Credit Agreement being hereinafter collectively referred to as the "Credit Documents") and (iii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Guaranteed Creditors, and any of them, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor other than any of the foregoing that result from the gross negligence or willful misconduct of the Agent or such Lender. The indebtedness, obligations and liabilities described in the immediately preceding clauses (i),
(ii) and (iii) are hereinafter referred to as the "indebtedness hereby guaranteed". In case of failure by either Borrower punctually to pay any indebtedness hereby guaranteed, each Guarantor hereby jointly and severally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable (whether at stated maturity, by acceleration or otherwise) and following the lapse of any grace period expressly applicable to such default in payment, and as if such payment were made by such Borrower.

     2. Each Guarantor further jointly and severally agrees to pay all expenses, legal and/or otherwise (including court costs and reasonable attorneys' fees), paid or incurred by any Guaranteed Creditor in endeavoring to collect the indebtedness hereby guaranteed, or any part thereof, and in protecting, defending or enforcing this guaranty in any litigation, bankruptcy or insolvency proceedings or otherwise.

     3. Each Guarantor agrees that upon demand made at any time after default in payment of any indebtedness hereby guaranteed and the lapse of any grace period expressly applicable to such default in the Credit Agreement, such Guarantor will then pay to the Agent for the benefit of the Guaranteed Creditors the full amount of the indebtedness hereby guaranteed whether or not any one or more of the other Guarantors shall then or thereafter pay any amount whatsoever in respect to their obligations hereunder.

     4. Each of the Guarantors agrees that such Guarantor will not exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to such Guarantor against any person liable for payment of the indebtedness hereby guaranteed, or as to any security therefor, unless and until the full amount owing to the Guaranteed Creditors of the indebtedness hereby guaranteed has been paid and any commitment by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have terminated and each Letter of Credit shall have expired. The payment by any Guarantor of any amount or amounts to the Guaranteed Creditors pursuant hereto shall not in any way entitle any such Guarantor, either at law, in equity or otherwise, to any right, title or interest (whether by way of subrogation or otherwise) in and to the indebtedness hereby guaranteed or any part thereof or any collateral security therefor or any other rights or remedies in any way relating thereto or in and to any

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amounts theretofore, then or thereafter paid or applicable to the payment thereof howsoever such payment may be made and from whatsoever source such payment may be derived unless and until all of the indebtedness hereby guaranteed and all costs and expenses suffered or incurred by the Guaranteed Creditors in enforcing this Guaranty have been paid in full and any commitment by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have terminated and each Letter of Credit shall have expired.

     5. Each Guaranteed Creditor may, without any notice whatsoever to any of the Guarantors, sell, assign, or transfer all of the indebtedness hereby guaranteed, or any part thereof, or grant participations therein as permitted by the Credit Agreement, and in that event each and every immediate and successive assignee, transferee, or holder of or participant in all or any part of the indebtedness hereby guaranteed, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, holder or participant, as fully as if such assignee, transferee, holder or participant were herein by name specifically given such rights, powers and benefits; but each Guaranteed Creditor shall have an unimpaired right to enforce this Guaranty for its own benefit or any such participant, as to so much of the indebtedness hereby guaranteed that it has not sold, assigned or transferred. Without limiting the generality of the foregoing, and subject to the provisions of
Section 10.13 and 10.14 of the Credit Agreement, any Lender may assign or otherwise transfer any of the indebtedness hereby guaranteed or held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, to the provisions of the Credit Agreement.

     6. This Guaranty is a continuing, absolute and unconditional Guaranty, and shall remain in full force and effect until written notice of its discontinuance executed by the Borrowers and all the Guarantors shall be actually received by the Guaranteed Creditors and also until any and all of said indebtedness hereby guaranteed which was created or existing before receipt of such notice shall be fully paid and any commitment by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have terminated and each Letter of Credit shall have expired. The dissolution of any of the Guarantors shall not terminate this Guaranty until notice of such dissolution shall have been actually received by the Guaranteed Creditors, nor until all of said indebtedness hereby guaranteed, created or existing or committed to be extended in each case before receipt of such notice shall be fully paid and each Letter of Credit issued before receipt of such notice shall have expired. The Guaranteed Creditors may at any time or from time to time release any Guarantor from its obligations hereunder or effect any compromise with any Guarantor and no such release or compromise shall in any manner impair or otherwise affect the obligations hereunder of the other Guarantors. No release, compromise, or discharge of any one or more of the Guarantors shall release, compromise or discharge the obligations of the other Guarantors hereunder.

     7. In case of the dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against either Borrower or any of the Guarantors, all of the indebtedness hereby guaranteed which is then existing shall, at the option of the Required Lenders (as defined in the Credit Agreement), immediately become due or accrued and payable from the Guarantors.

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     8.   The liability hereunder shall in no wise be affected or impaired by
(and the Guaranteed Creditors are hereby expressly authorized to make from time to time, without notice to any of the Guarantors), any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of said indebtedness hereby guaranteed, either express or implied, or of any Credit Document or any other contract or contracts evidencing any thereof, or of any security or collateral therefor or any guaranty thereof. The liability hereunder shall in no way be affected or impaired by any acceptance by the Guaranteed Creditors of any security for or other guarantors upon any of said indebtedness hereby guaranteed, or by any failure, neglect or omission on the part of the Guaranteed Creditors to realize upon or protect any of said indebtedness hereby guaranteed, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, creditors or property of either Borrower, possessed by the Guaranteed Creditors, toward the liquidation of said indebtedness hereby guaranteed, or any application of payments or credits thereon. The Guaranteed Creditors shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on said indebtedness hereby guaranteed, or any part of same. In order to hold any Guarantor liable hereunder, there shall be no obligation on the part of the Guaranteed Creditors at any time, to resort for payment to either Borrower or to any other Guarantor, or to any other Person, its properties or estate or to any other guaranty of any indebtedness hereby guaranteed or to resort to any collateral, security, property, liens or other rights or remedies whatsoever, and the Guaranteed Creditors shall have the right to enforce this Guaranty against any Guarantor irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

     9. In the event the requisite Guaranteed Creditors shall at any time in their discretion permit a substitution of Guarantors hereunder or a party shall wish to become Guarantor hereunder, such substituted or additional Guarantor shall, upon executing an agreement in the form attached hereto as Exhibit A, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Guarantor had originally executed this Guaranty and in the case of a substitution, in lieu of the Guarantor being replaced. No such substitution shall be effective absent the written consent of the requisite Guaranteed Creditors nor shall it in any manner affect the obligations of the other Guarantors hereunder.

     10. All diligence in collection or protection, and all presentment, demand, protest and/or notice, as to any and everyone, whether or not the Borrowers or the Guarantors or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of said indebtedness hereby guaranteed, and of any security and collateral therefor, and of the acceptance of this Guaranty, and of any and all extensions of credit and indulgence hereunder, are expressly waived.

     11. No act of commission or omission of any kind, or at any time, upon the part of the Guaranteed Creditors in respect to any matter whatsoever, shall in any way affect or impair this Guaranty.

     12. The Guarantors waive any and all defenses, claims and discharges of either Borrower, or any other obligor, pertaining to the indebtedness hereby guaranteed, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the

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Guarantors will not assert, plead or enforce against the Guaranteed Creditors any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, antideficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to a Borrower or any other person liable in respect of any of the indebtedness hereby guaranteed, or any setoff available against the Guaranteed Creditors to a Borrower or any such other person, whether or not on account of a related transaction. The Guarantors agree that the Guarantors shall be and remain jointly and severally liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the indebtedness hereby guaranteed, whether or not the liability of the Borrowers or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

     13. If any payment applied by the Guaranteed Creditors to the indebtedness hereby guaranteed is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of a Borrower or any other obligor), the indebtedness hereby guaranteed to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such of the indebtedness hereby guaranteed as fully as if such application had never been made.

     14. The liability of the Guarantors under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantors after the date hereof to the Guaranteed Creditors as a Guarantor of the indebtedness hereby guaranteed, without any limitation as to amount, except as set forth in
Section 17 hereof and unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

     15. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. Without limiting the generality of the foregoing, any invalidity or unenforceability against any Guarantor of any provision or application of the Guaranty shall not affect the validity or enforceability of the provisions or application of this Guaranty as against the other Guarantors.

     16. Each of the Guarantors jointly and severally agrees to pay to the Agent for the benefit of the Guaranteed Creditors all costs and expenses, legal and/or otherwise, (including court costs and reasonable attorneys' fees) suffered or incurred by the Guaranteed Creditors in enforcing or endeavoring to enforce the Guarantors' obligations hereunder, or any part thereof, and in protecting, defending or enforcing the Guarantors' obligations hereunder in any litigation, bankruptcy or insolvency proceedings or otherwise.

     17. Notwithstanding anything herein to the contrary, the right of recovery against each Guarantor under this Guaranty shall not exceed the Maximum Liability Amount. For purposes of this Section, the term "Maximum Liability Amount" shall mean $1.00 less than the amount of the lowest claim on this Guaranty which would render it void or voidable under applicable law against such Guarantor.

     18. Any demand for payment on this Guaranty or any other notice required or desired to be given hereunder to any Guarantor shall be deemed to have been validly served, given or

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delivered to such Guarantor when given to such Guarantor or when given to the
Borrowers in accordance with the Credit Agreement.

     19. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE OF ILLINOIS (without regard to principles of conflicts of laws) in which state it shall be performed by the Guarantors and may not be waived, amended, released or otherwise changed except by a writing signed by the requisite Guaranteed Creditors. This Guaranty and every part thereof shall be effective upon delivery to the Agent, without further act, condition or acceptance by the Guaranteed Creditors, shall be binding upon the Guarantors and upon the legal representatives, successors and assigns of the Guarantors, and shall inure to the benefit of the Guaranteed Creditors, their successors, legal representatives and assigns. The Guarantors waive notice of the Guaranteed Creditors' acceptance hereof. This Guaranty may be executed in counterparts and by different parties hereto on separate counterparts each of which shall be an original, but all together to be one and the same instrument.

     20. PERSONAL JURISDICTION. (a) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (b), THE GUARANTEED CREDITORS AND THE GUARANTORS AGREE THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTY, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS BUT EACH OF THE GUARANTEED CREDITORS AND THE GUARANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, ILLINOIS. EACH OF THE GUARANTORS WAIVES IN ALL DISPUTES ANY OBJECTION THAT SUCH GUARANTOR MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE OR ANY OBJECTION THAT SUCH GUARANTOR MAY HAVE THAT ANY ONE OR MORE OF THE OTHER GUARANTORS HAVE NOT BEEN JOINED IN SUCH PROCEEDING.

     (b) OTHER JURISDICTIONS. EACH OF THE GUARANTORS AGREES THAT THE GUARANTEED CREDITORS SHALL HAVE THE RIGHT TO PROCEED AGAINST EACH AND ANY OF THE GUARANTORS OR THEIR PROPERTY ("PROPERTY") IN A COURT IN ANY LOCATION TO ENABLE THE GUARANTEED CREDITORS TO REALIZE ON PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE GUARANTEED CREDITORS, WHETHER OR NOT PROCEEDING SEPARATELY AGAINST A GUARANTOR OR ITS PROPERTY OR JOINTLY AGAINST ANY ONE OR MORE OTHER GUARANTORS OR THEIR PROPERTY. EACH OF THE GUARANTORS AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT IN ACCORDANCE WITH THIS PROVISION BY THE GUARANTEED CREDITORS TO REALIZE ON PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE GUARANTEED CREDITORS. EACH OF THE GUARANTORS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE GUARANTEED CREDITORS HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION.

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     In Witness Whereof, the Guarantors have caused this Guaranty to be executed and delivered as of the date first above written.

                              LaSalle Partners Management (Arizona) Limited
                                    Partnership, an Arizona limited partnership

                              By:   LaSalle Partners Management Limited
                                    Partnership, a Delaware limited partnership
                                    Its: General Partner


                                    By:  /s/ Charles K. Esler, Jr.
                                        --------------------------
                                    Name: Charles K. Esler, Jr.
                                          Its: President, Managing
                                          Director, Treasurer and
                                          Secretary



                              LaSalle Partners (Georgia) Limited Partnership, a
                                    Georgia limited partnership

                              By: LaSalle Partners Limited Partnership, a Delaware limited partnership
                                    Its: General Partner


                                    By:  /s/ Timothy M. McGarrity
                                        -------------------------
                                    Name: Timothy M. McGarrity
                                          Its: Vice President, Treasurer
                                               and Assistant Secretary



                              LaSalle Construction Limited Partnership, a
                                    Delaware limited partnership

                              By:  LaSalle Construction Corporation, an Illinois
                                    corporation
                                    Its:  General Partners


                                    By:  /s/ Ronald P. Vander Weele
                                        ---------------------------
                                    Name: Ronald P. Vander Weele
                                          Its: Senior Vice President

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                              LaSalle Advisors Limited, a Delaware limited
                                    partnership

                              By: LaSalle Partners Limited Partnership, a Delaware limited partnership
                                    Its: General Partner


                                    By:  /s/ Timothy M. McGarrity
                                        ---------------------------------
                                    Name: Timothy M. McGarrity
                                          Its: Vice President, Treasurer
                                               and Assistant Secretary


                              ABKB/LaSalle Securities Limited Partnership, a
                                    Maryland limited partnership

                              By:   ABKB/LaSalle Securities, Inc., a
                                    Maryland corporation
                                    Its:  General Partners


                                    By:  /s/ Ronald P. Vander Weele
                                        ---------------------------------
                                    Name: Ronald P. Vander Weele
                                          Its: Senior Vice President



                              LASALLE PARTNERS (NEW YORK) LIMITED PARTNERSHIP

                              By:   LaSalle Partners Incorporated, a New
                                    York corporation
                                    Its: General Partners


                                    By:  /s/ Charles K. Esler
                                        ---------------------------------
                                    Name: Charles K. Esler
                                          Its: President

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                              LaSalle Partners Management (Illinois) Limited
                                   Partnership, an Illinois limited partnership


                              By:  /s/ Jon R. Andersen
                                  ---------------------------------------
                              Name: Jon R. Andersen
                                    Its:  General Partner



                              LSPAM (California) Limited Partnership, a
                                    California limited partnership

                              By:   LaSalle Partners Asset Management of
                                    California, Inc., a California corporation
                                    Its: General Partner


                                    By:  /s/ Charles K. Esler, Jr.
                                        ---------------------------------
                                    Name: Charles K. Esler, Jr.
                                          Its:  President



                              LPAML-COPUB Limited Partnership, a
                                    Delaware limited partnership

                              By:   LPAML-COPUB Corporation, a Delaware
                                    corporation
                                    Its:  General Partner


                                    By:  /s/ Charles K. Esler, Jr.
                                        ---------------------------------
                                    Name: Charles K. Esler, Jr.
                                          Its: President



                              LPAML Colorado Limited Partnership, a
                                    Colorado limited partnership


                              By:  /s/ Lilly A. Barnett
                                  ---------------------------------------
                              Name: Lilly A. Barnett
                                    Its: General Partner

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                              LaSalle Partners Development Limited, a
                                    Delaware limited partnership

                              By:   LaSalle Partners Management Limited
                                    Partnership, a Delaware limited partnership
                                    Its: General Partner


                                    By:  /s/ Charles K. Esler, Jr.
                                        ---------------------------------
                                    Name: Charles K. Esler. Jr.
                                          Its:  President



                              LP International, a Limited Liability Company


                              By:________________________________________
                              Its:_______________________________________



                              LaSalle Partners Management (Ohio) Limited
                                   Partnership, an Illinois limited partnership


                              By: /s/ Cynthia K. Bucco
                                 ----------------------------------------
                              Name: Cynthia K. Bucco
                                    Its:  General Partner



                              LaSalle Partners Management Limited
                                   Partnership, a Florida limited partnership


                              By: /s/ Robert N. Rea
                                 ----------------------------------------
                              Name: Robert N. Rea
                                    Its:  General Partner

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                              LSP Services (California) Limited Partnership, a
                                    California limited partnership

                              By: LaSalle Partners of California, Inc., a California corporation
                                    Its: General Partner


                                    By:  /s/ Stuart L. Scott
                                        ----------------------------
                                    Name: Stuart L. Scott
                                          Its:  President



                              LaSalle Partners (Illinois) Limited Partnership,
                                   an Illinois limited partnership


                              By:  /s/ Stuart L. Scott
                                  ----------------------------------
                              Name: Stuart L. Scott
                                    Its:  President

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